Intangible Assets	12 Months Ended
Sep. 30, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

8. Intangible Assets

	September 30, 2024
	Gross Carrying Amount	Accumulated Amortization	Impairment Loss	Net Carrying Amount
Computer software	$389	$(321)	$-	$68
Domain/website	3	(2)	-	1
Customer lists	14,611	(4,081)	(2,141)	8,389
Charter license	1,256	(257)	-	999
Total intangible assets	$16,259	$(4,661)	$(2,141)	$9,457

SRX HEALTH SOLUTIONS INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended September 30, 2024 and 2023

(Expressed in thousands of Canadian dollars except per share amounts)

	September 30, 2023
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Computer software	$380	$(287)	$93
Domain/website	3	(2)	1
Customer lists	13,478	(1,390)	12,088
Charter license	1,256	(146)	1,110
Total intangible assets	$15,117	$(1,825)	$13,292

Amortization expense was $1.7 million and $1.5 million for the years ended September 30, 2024 and 2023, respectively.

The estimated future amortization of intangible assets is as follows:

2025	$1,694
2026	1,694
2027	1,694
2028	1,694
2029	1,694
Thereafter	3,128
Total	$11,598

During the year ended September 30, 2024, the Company recognized an impairment loss of $2.1 million related to customer list intangible assets acquired through prior business combinations. The customer lists were tested for impairment prior to goodwill testing using the income approach, specifically a discounted cash flow (DCF) method. The impairment was the result of a decline in the estimated fair value of the customer lists below their carrying amount, based on updated projections of future cash flows attributable to customer relationships and the application of a discount rate reflecting current market conditions and entity-specific risks. The impairment charge is included in the consolidated statement of operations and relates to the Pharmacy and Prescription Drug Sales reporting unit.